ADVANCES FROM CUSTOMERS AND DEFERRED REVENUES	6 Months Ended
Jun. 30, 2026
Deferred Revenue [Abstract]
ADVANCES FROM CUSTOMERS AND DEFERRED REVENUES
NOTE 5:-	ADVANCES FROM CUSTOMERS AND DEFERRED REVENUES

Approximately $31,489 out of the advances from customers and deferred revenue balance as of December 31, 2025 was recognized as revenues during the six months ended June 30, 2026.

The balance of advances from customers and deferred revenues approximates the aggregate amount of the billed and collected amount allocated to the unsatisfied performance obligations at the end of the reporting period.

The aggregate estimated amount of the transaction price allocated to performance obligations from contracts with customers that have an original expected duration of more than one year and that are unsatisfied (or partially unsatisfied) as of June 30, 2026 is approximately $392,297. Such unsatisfied performance obligations, other than for large scale governmental projects (expected to be recognized over periods of approximately 3-9 years), principally relate to contracts in which the Company committed to provide customer care services, extended warranty on equipment delivered to its customers or other services for an original period of more than one year. As of June 30, 2026, the Company expects to recognize approximately 81% of its remaining performance obligations as revenue within the next 3 years, with the remainder recognized over a period of approximately 4-9 years. The Company elected to use the practical expedient of not disclosing transaction prices allocated to performance obligations that are unsatisfied (or partially unsatisfied) as of the end of the reporting period, that are part of contracts with an original expected duration of one year or less.

During the six months ended June 30, 2026, the Company recognized approximately $921 of revenue from performance obligations that were satisfied (or partially satisfied) in previous periods, due to the variable consideration constraint in ASC 606.